UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 14, 2025

CALUMET, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-42172	36-5098520
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1060 N Capitol Ave

Suite 6-401

Indianapolis, Indiana 46204

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code (317) 328-5660

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities Registered Pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	CLMT	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

On January 14, 2025, Calumet, Inc. (the “Company”) entered into an Equity Distribution Agreement (the “Equity Distribution Agreement”) with BMO Capital Markets Corp. (the “Agent”) pursuant to which the Company may sell, from time to time, up to an aggregate offering price of $65.0 million of its common stock, par value $0.01 per share (the “Common Stock”), in an “at-the-market” equity offering program (the “ATM Offering”) through the Agent.

Sales of the Common Stock made pursuant to the Equity Distribution Agreement, if any, may be made at the market prices prevailing at the time of sale, at prices related to the prevailing market prices or at negotiated prices, in each case on or through the Nasdaq Global Select Market (“Nasdaq”) or any other national securities exchange where the Common Stock may be traded. The Agent may also sell the Common Stock by any other method agreed in writing between the Company and the Agent and permitted by applicable law, including, without limitation, as block transactions. Under the Equity Distribution Agreement, the Company may also sell Common Stock to the Agent as principal for its own account, at a price to be agreed upon at the time of sale. If the Company sells Common Stock to the Agent as principal, the Company will enter into a separate terms agreement with the Agent, and, to the extent required by applicable law, the Company will describe the agreement and the rate of compensation in a separate prospectus supplement. Actual sales will depend on a variety of factors to be determined by the Company from time to time, including, but not limited to, market conditions, the trading price of the Common Stock, capital needs and determinations by the Company of the appropriate sources of funding for the Company.

The Equity Distribution Agreement contains customary representations, warranties and agreements of the Company, conditions to sales of Common Stock, indemnification rights and obligations of the parties and termination provisions. The representations, warranties and covenants contained in the Equity Distribution Agreement were made only for purposes of the Equity Distribution Agreement and as of specific dates, were solely for the benefit of the parties to the Equity Distribution Agreement and are subject to certain limitations contained in the Equity Distribution Agreement.

Any shares of Common Stock issued pursuant to the ATM Offering will be offered and sold pursuant to an effective shelf registration statement (the “Registration Statement”) filed with the Securities and Exchange Commission (the “SEC”) on January 14, 2025 (File No. 333-284267), a base prospectus, dated January 14, 2025, included as part of the Registration Statement, and a prospectus supplement, dated January 14, 2025, filed with the SEC pursuant to Rule 424(b) under the Securities Act of 1933, as amended (the “Securities Act”).

The foregoing description of the Equity Distribution Agreement is not complete and is qualified in its entirety by reference to the full text of the Equity Distribution Agreement, a copy of which is filed as Exhibit 1.1 to this Current Report on Form 8-K and incorporated by reference into this Item 1.01. A copy of the opinion of Gibson, Dunn & Crutcher LLP relating to the Common Stock issuable in the ATM Offering is filed as Exhibit 5.1 to this Current Report on Form 8-K and incorporated by reference into this Item 1.01.

This Current Report on Form 8-K shall not constitute an offer to sell or a solicitation of an offer to buy any securities, nor shall there be any sale of these securities in any state or jurisdiction in which such an offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or other jurisdiction.

Item 8.01	Other Events.

On January 14, 2025, the Company announced that, subject to market conditions, its wholly owned subsidiaries, Calumet Specialty Products Partners, L.P. (the “Partnership”) and Calumet Finance Corp. (together with the Partnership, the “Issuers”), intend to offer $100.0 million in aggregate principal amount of the Issuers’ 9.75% Senior Notes due 2028 (the “New Notes”) in a private placement to eligible purchasers (the “Notes Offering”). In connection with the Notes Offering, the Company is providing certain information regarding the Company to prospective investors in a preliminary offering memorandum, dated January 14, 2025, and such information is furnished as Exhibit 99.1 hereto. The Company intends to use the net proceeds from the Notes Offering to redeem a portion of the Issuers’ outstanding 11.00% Senior Notes due 2026 (the “2026 Notes”) on or before April 15, 2025. The New Notes are a mirror issue to the Issuers’ existing 9.75% Senior Notes due 2028, of which $325.0 million in aggregate principal amount was issued on June 27, 2023 (the “Original Notes”). The New Notes will have substantially identical terms as the Original Notes. However, the New Notes will be issued under a separate indenture and have different CUSIP numbers from the Original Notes.

On January 14, 2025, the Company issued a press release, a copy of which is attached hereto as Exhibit 99.2 and incorporated herein by reference, announcing the Notes Offering.

The press release attached hereto as Exhibit 99.2 shall not constitute an offer to sell or the solicitation of an offer to buy, nor shall there be any sale of these securities in any state in which the offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such state. The New Notes will not be registered under the Securities Act or any state securities law and may not be offered or sold in the United States absent registration or an applicable exemption from registration under the Securities Act and applicable state securities laws.

This Current Report on Form 8-K includes “forward-looking statements” within the meaning of federal securities laws. Such forward-looking statements are subject to a number of risks and uncertainties, many of which are beyond the Company’s control. All statements, other than historical facts included in this Current Report on Form 8-K, are forward-looking statements. All forward-looking statements speak only as of the date of this Current Report on Form 8-K. Although the Company believes that the plans, intentions and expectations reflected in or suggested by the forward-looking statements are reasonable, there is no assurance that these plans, intentions or expectations will be achieved. Therefore, actual outcomes and results could materially differ from what is expressed, implied or forecast in such statements.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Exhibit Title or Description

1.1	Equity Distribution Agreement, dated as of January 14, 2025.

5.1	Opinion of Gibson, Dunn & Crutcher LLP.

23.1	Consent of Gibson, Dunn & Crutcher LLP (included in Exhibit 5.1).

99.1	Certain information being provided to potential investors in the Notes Offering.

99.2	Press release announcing the Notes Offering, dated January 14, 2025.

104	Cover Page Interactive Data File- the cover page XBRL tags are embedded within the Inline XBRL document.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CALUMET, INC.

Date: January 14, 2025	By:	/s/ David Lunin
	Name:	David Lunin
	Title:	Executive Vice President and Chief Financial Officer